________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDER:

We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Fund") covering the six months ended June 30, 2000.

THE MARKET ENVIRONMENT
The growth of the U.S. economy appeared to slow significantly during the second quarter, following six quarters of economic boom. Based on preliminary monthly indicators of retail sales, housing, and employment, the growth in real GDP (gross domestic product) seemed to slow to a rate of around 3%. This change was a sudden and sharp deceleration from the 6% rate for the prior three quarters and the 5% annualized rate of GDP over the prior six quarters.

It is safe to say that the rate of economic growth has slowed, but probably not to the extent suggested by the most recent monthly Government economic reports. The basic underlying fundamentals appear to support continued steady, albeit less robust, growth for the remainder of the year.

The rate of inflation continued to drift moderately higher during the quarter, and inflationary pressures are still evident. The Consumer Price Index (CPI) has risen at a 3.1% rate over the past year, while the "core" CPI, which excludes volatile food and energy components, has risen at a 2.3% annual rate. Labor costs also remain in a steady accelerating trend, with recent total compensation (wages and benefits) rising at close to a 5% annual rate. Energy prices surged during the spring, with crude oil reaching $33 a barrel, while natural gas prices rose to an all-time high.

Primarily in response to the tight labor market and concern over future wage inflation, the Fed raised short-term interest rates during May to 6.50%, but left rates unchanged at its June FOMC (Federal Open Market Committee) meeting. The cumulative increase in the Fed's target interest rate during the past 12 months has been 1.75%.

STRATEGY
We increased our corporate bond allocation during the quarter and currently carry a significant overweight in investment grade corporate bonds. We continue to overweight Yankee bonds (e.g., Japanese and European banks) as well as aerospace, defense and cable/media securities.

A major strategy was the purchase of high-quality, long-duration corporates. Because of the yield curve inversion, market participants were unclear on what benchmark to use to price long-maturity corporate bonds. This confusion caused long corporate bonds to underperform shorter maturity corporate bonds by a wide margin. We seized upon this buying opportunity to add high-quality, long corporates at an attractive price level. As these trades started to meet our profit targets, we rotated back into intermediate-duration securities. This strategy proved positive, as performance for long corporates led the Index during the latter part of the quarter.

PERFORMANCE
For the second quarter and year-to-date, the Fund's returns of 1.34% and 2.43%, respectively, trailed the Lehman Brothers Aggregate Bond Index returns of 1.74% and 3.99%, for comparable periods. However, the Fund's share price returned 3.60% and 9.29%, respectively, for the quarter and year-to-date, assuming reinvestment of dividends.

OUTLOOK
We are positive on corporate bonds given current valuation levels. We believe that corporate bonds offer value on an absolute basis and as an alternative to other competing spread product. We continue to be cautious regarding `event risk' and credit deterioration. We like high quality securities of large market capitalization, solid businesses such as telecommunication companies, sovereigns, and drug companies. In addition, as long-

________________________________________________________________________________
                                                                               2



maturity Treasury securities become scarcer, we believe that investors will be forced to find long duration elsewhere, which would include high-quality corporate issuers. As the Treasury buy-back and yield curve inversion create opportunities regarding the credit curves of certain corporate bond issuers, we expect to take positions in the most attractive part of the issuer curve.

We like Mortgage-backed Securities (MBS) versus U.S. Treasuries, but we do not yet see the catalyst for substantial tightening of spreads. As a result, we are maintaining our current MBS weight. We believe MBS offers very high quality and excellent liquidity, with yield spreads wider than average. We would alter our sector outlook if we perceived that the economy was stronger than consensus and that the Fed would resume its tightening path. We believe that housing, while it will continue to remain strong, has peaked and thus so have prepayments on discount pass-throughs.

While it seems clear that the U.S. economy is no longer in an economic boom and the rate of economic growth has peaked for the cycle, we nonetheless believe that the most recent Government data exaggerates the magnitude of the slowdown. It is most likely that the second quarter witnessed a temporary pause, to be followed by a moderate re-acceleration in economic growth during the second half of the year.

We expect the domestic economy to expand at a 4% annual rate during the remainder of the year, a growth rate above current market and consensus expectations. The implications of this forecast are very significant. In the context of a fully employed economy, a 4% rate of growth is simply too rapid to alleviate inflationary pressures. Consequently, the Fed will likely continue to tighten monetary conditions during the remainder of this year. As the year 2001 unfolds, we expect the domestic economy to exhibit a pattern of progressive weakness with increasing recession risk.

The primary influence on the markets will be the need for continued monetary restraint by the Fed in order to counter the emerging inflation risk, which inevitably exerts downward pressure on the price of all financial assets. The big unknown is the intensity of these opposing forces, specifically the duration and severity of the monetary tightening necessary to effectively reduce economic growth to a non-inflationary rate.

On a short-term basis, we continue to believe that fixed income markets are better positioned than equity markets to withstand the economic and financial pressures that lie ahead.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 2000      3
(Unaudited)

                                                       MARKET
                                          PRINCIPAL     VALUE
                                             (000)      (000)
--------------------------------------------------------------
LONG-TERM BONDS - 90.7%
CONSUMER AND RETAIL - 1.3%
Rite-Aid Corp.,  7.7%,  2027                $  605      $ 266
Wal-Mart Stores, Inc., 6.875%, 2009            850        830
                                                    ----------
                                                        1,096
                                                    ----------
ENTERTAINMENT AND COMMUNICATIONS - 10.5%
Deutsche Telekom Intl Fin.,  8.25%, 2030       840        853
ITT Corp., 7.40%, 2025                         425        363
Lensfest Communications, Inc., 8.25%,
  2008                                       1,160      1,143
Loral Corp., 9.125%, 2022                      920        993
Nextel Communications Inc.,
     Step Coupon (0% to 9/15/02), 2007         405        318
NTL Communications Corp.,
     Step Coupon (0% to 10/01/03), 2008        250        164
Orange PLC, 9.00%, 2009                        810        818
Sun Microsystems, Inc., 7.50%, 2006          1,310      1,307
Time Warner Entertainment Co., 10.15%,
    2012                                       750        861
U S West Communications, Inc.,7.20%, 2004      725        712
Vodafone Airtouch PLC,
    7.75%, 2010 (144A security acquired
    February 2000 for $927)*                   925        902
Winstar Communications Inc.,  0%,   2010       985        453
     (144A security acq. June 2000 for $539)        ----------
                                                        8,887
                                                    ----------

FINANCIAL - 16.2%
Abbey Natl Cap,  8.963%, 2049                1,630      1,619
Banc One Corp.,
    7.75%, 2025                                520        485
    6.00%, 2009                                320        278
Bank Tokyo Mitsubishi Ltd., 8.4%, 2010         440        445
BSCH Issuances Ltd.,  7.625%, 2009             650        646
Fertinitro Fin Inc.,
    8.29%, 2020 (144A security acquired
    February 2000 for $323)*                   450        278
Finova Cap Corp.,  7.625%,  2009               210        175
Ford Motor Credit Co.,
    7.875%, 2010                             1,700      1,700
    5.8%,  2009                                290        252
Korea Development Bank,
     7.625%, 2002 (144A security acquired
     September 1999 for $887)*                 890        883
Merrill Lynch and Co., Inc., 6.00%, 2009       480        428
Middletown Trust, 11.75%, 2010                 848        882
National Westminister Bank PLC,  7.375%,
     2009                                      325        316
Prudential Ins Co Amer, 6.875%, 2003         1,190      1,174
Sanwa Finance Aruba AEC, 8.35%, 2009           430        428



                                                         MARKET
                                            PRINCIPAL     VALUE
                                                (000)     (000)
----------------------------------------------------------------
FINANCIAL - (CONTINUED)
Shinhan Bank, 7.25%, 2002                    $  1,325  $  1,274
Skandinaviska Enskilda, 6.625%, 2049              375       369
Sumitomo Bank Int'l. NV, 8.5%, 2009               430       433
Wells Fargo & Co.,  7.2%,  2003                   965       961
World Financial Properties Tower,
   6.95%, 2013 (144A security acquired
   Nov. 1996 for $750)*                           750       693
                                                       ---------
                                                         13,719
                                                       ---------
FOREIGN GOVERNMENT - 4.8%
Brazil (Fed Rep of), 7.375%, 2024                 485       383
Poland (Government of), Step Coupon
   (4% to 10/27/00), 2024                       1,760     1,135
Quebec Province, 7.5%, 2023                     1,320     1,301
Russia,  2.25%,  2030                             470       177
United Mexican States, 9.875%, 2010               885       925
Venezuela (Rep of), 7.875%,   2007                178       145
                                                       ---------
                                                          4,066
                                                       ---------
INDUSTRIAL - 4.3%
Allied Waste North Amer, Inc.,
   10.0%, 2009                                    280       234
ICF International, Inc., 13.0%, 2003              500       225
Lockheed Martin Corp., 8.5%, 2029                 390       398
Merck & Co. Inc., 6.3%, 2026                      630       550
Raytheon Co.,
   8.2%, 2006 (144A security acquired
   March 2000 for $841)*                          840       852
Reliance Inds Ltd.,
   10.5%, 2046 (144A security acquired
   February 2000 for $497)*                       500       449
TFM S. A. DE C V, Step Coupon                   1,345       921
   (0% to 6/15/02, 2009)                               ---------
                                                          3,629
                                                       ---------
OIL & GAS - 2.3%
Conoco Inc., 6.95%, 2029                        1,050       954
Louis Dreyfus National Gas Corp.,
   9.25%, 2004                                  1,000     1,002
                                                       ---------
                                                          1,956
                                                       ---------
SERVICES  0.4%
Laidlaw Inc., ** 7.875%, 2005                   1,140       331
                                                       ---------
                                                            331
                                                       ---------
STRUCTURED SECURITIES - 10.2%
Citibank Credit Card Master Trust, 5.8%,
    2005                                        2,190     2,117
Commercial Mortgage Asset 6.64%, 2010             590       557
First Union Lehman Bros. Bank, Ser. 1998,
    Interest Only, 2028                        22,792       727


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 2000      4
(Unaudited) (Continued)

                                                       MARKET
                                          PRINCIPAL     VALUE
                                             (000)      (000)
--------------------------------------------------------------
STRUCTURED SECURITIES - (CONTINUED)
General Ele. Cap. Corp. Mtn., 7.375%,
    2010                                    $  850     $  860
General Elec. Cap. Corp. Mtn., 7.5%,
    2005                                       460        465
IMC Home Equity Loan  1%  2029                 800        738
Iroquois Trust, 6.752%, 2007 (144A security
    acquired March 1998 for $456)*             408        399
MBNA Master Credit Card Trust,
    6.4%, 2005                               2,175      2,146
Nationslink  Funding Corp.,  7.030%,
    2008                                       609        601
                                                    ----------
                                                        8,610
                                                    ----------
TRANSPORTATION - 3.2%
Burlington Northern Santa Fe  6.125%,
    2009                                       220        196
Delta Air Lines, Inc.,
    9.45%, 2006                                887        917
    10.14%, 2012 (144A Ser 1991B acq.
    6/00 )*                                  1,000      1,058
Ford Motor Co. 7.45%, 2031                     590        558
                                                    ----------
                                                        2,729
                                                    ----------
UTILITIES - 2.9%
Cleveland Electric Illuminating
    Co.,7.67%, 2004                             55         54
Empressa Nacional De Electri,  8.125%,
    2097                                       395        306
Korea Electric Power Corp., 6.375%, 2003       370        351
Niagara Mohawk Power Co.,
    7.625%, 2005                               378        372
    7.375%, 2003                               150        148
Public Service Co of Colorado, 8.125%,
    2004                                       290        295
Toledo Edison Co,  7.875%,  2004               920        899
                                                    ----------
                                                        2,425
                                                    ----------
U.S. GOVERNMENT & AGENCIES - 34.6%
Federal Home Loan Mortgage Corp.,
    6.50%, 2026                              1,860      1,721
    7.5%,  2030                              1,750      1,723
Federal National Mortgage Assoc.,
    7%, 2029                                 3,205      3,094
    6.5%, 2029                               5,386      5,083
    7.5%, 2030                                 616        608
    7.5%, 2030                               2,250      2,217
    8.5%, 2030                               2,508      2,555
    8.5%, 2030                               2,496      2,542
GNMA
    7.5%, 2030                               1,691      1,672
    8.5%,  2030                              2,075      2,124
    7.5%,  2029                                976        969



                                                         MARKET
                                           PRINCIPAL      VALUE
                                                (000)     (000)
----------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - (CONTINUED)
United States Treasury Bonds, 8.75%,
    2017***                                  $  1,350   $ 1,700
United States Treasury Notes,
   6.625%,  2007***                             3,200     3,267
                                                       ---------
                                                         29,275
                                                       ---------
TOTAL LONG-TERM BONDS
   (Cost - $77,683)                                      76,723
                                                       ---------
SHORT-TERM OBLIGATIONS - 7.1%
COMMERCIAL PAPER  2.7%
   Household Finance Corp.,  6.88%,
   07/03/2000                                   2,286     2,286
                                                       ---------
                                                          2,286
                                                       ---------
BONDS - 4.4%
Germany (Fed Rep of),  9.00%,  10/20/2000       1,690     1,633
Hughes Electronic Corp., 7.451%, 10/23/00
    (144A security acquired Oct. 1999 for
    $738)*                                        740       741
MedPartners, Inc., 6.875%, 9/1/00               1,000       980
Sonat Inc.,  9.00%, 05/01/2001                    250       253
US Treasury,  6.06%, 02/01/2001***                 96        96
                                                       ---------
                                                          3,703
                                                       ---------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost - $6,015)                                        5,989
                                                       ---------

TOTAL INVESTMENTS IN SECURITIES - 98.2%
   (Total Cost - $83,698)                                82,712
Cash and Other Assets Less Liabilities  - 2.2%            1,847
                                                       ---------
NET ASSETS - 100.0%                                     $84,559
                                                       =========
__________________
* Indicates restricted security; the aggregate value of restricted securities is $6,256,763 (aggregate cost $6,461,045) which is approximately 7.4% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
**    Indicates defaulted security
*** Pledged as collateral for Financial Futures Contracts. At June 30, 2000, the fund was long 36 5-year, short 40 10-year Treasury Notes futures contracts and long 15 30-year U.S. Treasury Bonds. All expiring in September 2000. Unrealized gain amounted to $23,010. Underlying face values of the long and short positions were $4,952,719 and ($3,920,385), respectively, and underlying market values were $5,024,719 and ($3,969,375), respectively.


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              5



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments at market value
    (Cost $83,698)                               $ 82,712
Cash                                                   15
Receivable for investments sold                     7,172
Interest receivable                                 1,336
Investment for Directors' deferred
    compensation plan                                 177
                                              ------------
      TOTAL ASSETS                                 91,412
                                              ------------
LIABILITIES:
Payable for investments purchased                   6,585
Deferred Directors' fees payable                      177
Advisory fees payable                                  39
Custodian fee payable                                  20
Other accrued expenses (including $16
    due to affiliate)                                  32
                                              ------------
      TOTAL LIABILITIES                             6,853
                                              ------------

NET ASSETS (equivalent to $17.65 per share
    based on 4,792 shares outstanding;
    12,000 shares of $0.10 par value
    authorized)                                  $ 84,559
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                  $ 89,893
Undistributed net investment income                   228
Unrealized depreciation of investments               (963)
Accumulated net realized loss                      (4,599)
                                              ------------
NET ASSETS                                       $ 84,559
                                              ============



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(IN THOUSANDS)



INVESTMENT INCOME
INCOME:
    Interest                                              $ 3,194
EXPENSES:
    Investment advisory fees                   $224
    Custodian fees                               41
    Transfer agent fees                          30
    Administrative services                      22
    Auditing and legal fees                      21
    Directors' fees                              15
    State taxes                                  12
    Shareholder report                           26
    Other                                         2           393
                                            --------   -----------
NET INVESTMENT INCOME                                       2,801
                                                       -----------

REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
    Net realized loss from investments                     (2,416)
    Net realized gain from futures contracts                   41
    Unrealized appreciation of investments                  1,563
    Unrealized appreciation of futures contracts               23
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                              (789)
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 2,012
                                                       ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.                                              6



STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
(IN THOUSANDS)


                                                 SIX MONTHS        YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,       DECEMBER 31
                                                    2000           1999
                                                -------------  --------------
OPERATIONS:
Net investment income                               $  2,801        $  5,644
Net realized gain (loss) from investments             (2,416)         (2,006)
Net realized gain (loss) from futures contracts           41               -
Net unrealized appreciation (depreciation) on
    investments                                        1,563          (4,797)
Net unrealized appreciation on
    futures contracts                                     23               -
                                                -------------  --------------
Net increase (decrease) in net assets
    from operations                                    2,012          (1,159)
                                                -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.56
    and $1.18 per share, respectively)                (2,683)         (5,676)
From net realized gain ($.0285 per share)                  -            (137)
                                                -------------  --------------
Total distributions to shareholders                   (2,683)         (5,813)
                                                -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS                  (671)         (6,972)
NET ASSETS:
Beginning of period                                   85,230          92,202
                                                -------------  --------------
End of period (including undistributed
    net investment income of $228
    and $110)                                       $ 84,559        $ 85,230
                                                =============  ==============



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)   7



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Investment Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize or accrete premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at the rate of exchange at the end of the period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund from time to time may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign curren-

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)   8
(Continued)



cies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2000, the Fund paid or accrued $21,621.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to Directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000 were as follows (excluding short-term obligations):

                                                (IN THOUSANDS)
                                                --------------
                                                                PROCEEDS
                                      COST OF                     FROM
                                     SECURITIES                SECURITIES
                                     PURCHASED                    SOLD
                                ----------------------  ----------------------
Bonds                                        $ 47,775                $ 68,972
U.S. Government Obligations                    94,708                  74,966
                                ----------------------  ----------------------
                                             $ 42,483               $ 143,938
                                ======================  ======================


As of June 30, 2000, the cost of securities for federal income tax purposes was $83,884,431. Net unrealized depreciation for federal income tax purposes aggregated $1,171,801, of which $284,528 related to appreciated securities and $1,456,329 related to depreciated securities.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)   9
(Continued)



5. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

------------------------------------------------------------------------------------------------------------------------------------
                                                     (UNAUDITED)
                                                    6 MOS. ENDED
                                                       JUNE 30,                      YEAR ENDED DECEMBER 31,
                                                         2000              1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 17.79          $ 19.24     $ 19.16     $ 18.75     $ 19.50     $ 17.56
Income from investment operations
Net investment income (3)                                 0.58             1.18        1.18        1.22        1.27        1.32
Net realized and unrealized gain (loss)                  (0.16)           (1.42)       0.16        0.43       (0.73)       1.94
                                                      ---------       ----------  ----------  ----------  ----------- ----------
TOTAL FROM INVESTMENT OPERATIONS                          0.42            (0.24)       1.34        1.65        0.54        3.26
                                                      ---------       ----------  ----------  ----------  ----------- ----------
LESS DISTRIBUTIONS:
From net investment income                               (0.56)           (1.18)      (1.20)      (1.24)      (1.29)      (1.32)
From capital gains                                         -              (0.03)      (0.06)        -           -           -
                                                      ---------       ----------  ----------  ----------  ------      ----------
TOTAL DISTRIBUTIONS                                      (0.56)           (1.21)      (1.26)      (1.24)      (1.29)      (1.32)
                                                      ---------       ----------  ----------  ----------  ------      ----------
NET ASSET VALUE, END OF PERIOD                         $ 17.65          $ 17.79     $ 19.24     $ 19.16     $ 18.75     $ 19.50
                                                     ==========       ==========  ==========  ==========  ==========  ==========
MARKET VALUE, END OF PERIOD                            $ 14.94          $ 14.19     $ 17.31     $ 17.38     $ 16.13     $ 17.38
                                                     ==========       ==========  ==========  ==========  ==========  ==========
TOTAL INVESTMENT RETURN:
Per share market value                                    9.29% (1)      (11.41)%      6.95%      16.08%       0.28%      23.07%
Per share net asset value (4)                             2.43% (1)       (1.23)%      7.22%       9.16%       3.01%      19.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)               $ 84,559         $ 85,230    $ 92,202    $ 91,825    $ 89,865    $ 93,444
Ratio of operating expenses to average net assets         0.91% (2)        0.91%       0.92%       0.99%       0.91%       1.00%
Ratio of net investment income to average net
  assets                                                  6.67% (2)        6.36%       6.14%       6.49%       6.80%       7.10%
Portfolio turnover                                         175% (1)         110%         81%         80%         89%        158%

(1)  Unannualized.
(2)  Annualized.
(3) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(4) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited) 10 (Continued)



6. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands, except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NET REALIZED AND
                                                                            UNREALIZED GAIN (LOSS)
                                INVESTMENT INCOME   NET INVESTMENT INCOME       ON INVESTMENTS           INCR. (DECR.) IN NET ASSETS
PERIOD ENDED                TOTAL      PER SHARE      TOTAL     PER SHARE       TOTAL       PER SHARE       TOTAL        PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1998          $1,658           $0.35       $1,447      $0.31         $     4     $    -           $   (35)        $ (0.01)
June 30, 1998            1,662            0.35        1,454       0.30             524        0.11              493            0.11
September 30, 1998       1,631            0.34        1,414       0.29           1,134        0.24            1,159            0.24
December 31, 1998        1,617            0.34        1,353       0.28           (927)      (0.19)           (1,240)          (0.26)

March 31, 1999           1,588            0.33        1,389       0.29         (1,983)      (0.41)           (1,936)          (0.40)
June 30, 1999            1,654            0.35        1,451       0.30         (2,182)      (0.46)           (2,070)          (0.43)
September 30, 1999       1,574            0.33        1,388       0.29         (1,276)      (0.27)           (1,230)          (0.26)
December 31, 1999        1,639            0.34        1,416       0.30         (1,362)      (0.28)           (1,736)          (0.36)

March 31, 2000           1,589            0.33        1,346       0.28           (389)      (0.08)             (384)          (0.08)
June 30, 2000            1,605            0.34        1,447       0.30           (400)      (0.08)             (287)          (0.06)

------------------------------------------------------------------------------------------------------------------------------------



MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

The Annual Meeting of the Shareholders of CIGNA Investment Securities, Inc. (the "Fund") was held on Monday, April 24, 2000 at 1:00 p.m., Eastern Time.

Five Directors were elected by a vote of shareholders to serve as members of the Board of the Fund until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Fund voted to elect the following Directors:

                                  FOR                         VOTE WITHHELD
                                  ---                         -------------

Hugh R. Beath                3,830,471.347                      56,887.551
Richard H. Forde             3,832,854.399                      54,504.499
Russell H. Jones             3,831,655.771                      55,703.127
Thomas C. Jones              3,830,908.732                      56,450.166
Paul J. McDonald             3,830,722.507                      56,636.391


The appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2000 was ratified by a vote of shareholders of the Fund as follows:

     FOR                           AGAINST                            ABSTAIN
     ---                           -------                            -------

3,855,922.864                    13,585.050                         17,850.984

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Fund.

No other business was transacted at the meeting.


_______________________________________________________________________________________________________________________
CIGNA INVESTMENT SECURITIES, INC.

TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & INVESTMENT   Richard H. Forde
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT



                                           Paul J. McDonald
Richard H. Forde                           SPECIAL ADVISOR TO THE BOARD OF
SENIOR MANAGING DIRECTOR                   DIRECTORS                                  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER


Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY


____________________________________________________________________________________________________________________________________

CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.
________________________________________________________________________________

   --------------------------------------------------------------

    PORTFOLIO COMPOSITION (UNAUDITED)
    June 30, 2000
                                              MARKET      % OF
    QUALITY RATINGS* OF                       VALUE      MARKET
    BONDS                                     (000)      VALUE
    -------------------------------------------------------------
    Aaa/AAA                                   $ 37,834     49.3%
    Aa/AA                                        3,228      4.2%
    A/A                                         10,503     13.7%
    Baa/BBB                                     12,756     16.6%
    Ba/BB                                        4,641      6.0%
    B/B                                          2,309      3.0%
    Below B                                        597      0.8%
    Not Rated                                    4,855      6.3%
                                            ----------- ---------
                                              $ 76,723    100.0%
                                            =========== =========

   ----------------------------------------------------------------
    *The higher of Moody's or Standard & Poor's Ratings.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]



CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101


                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                               SEMIANNUAL REPORT
       PAID                                                        JUNE 30, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------
















                                      [CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]